Exhibit 10.5

Trustee Agreement

THIS AGREEMENT made as of the 24th day of March, 2003.

Between:        Black Sea Minerals Inc., a corporation incorporated pursuant to the laws of the State of Delaware with a head office at 525 Seymour Street, Suite 908, Vancouver, British Columbia V6B 3H7

(“the Company”)

(Of the First Part)

And        Joanne McClusky, Barrister and Solicitor of #900 – 525 Seymour Street, Vancouver, B.C. V6B 3H7

(“the Trustee”)

(Of the Second Part)

And:      Subscribers of the Company’s common shares as hereinafter described.

WHEREAS:

R.1 The Company is in the process of obtaining approval from the United States Securities and Exchange Commission (“SEC”) to the Company’s registration statement in form SB2 (“Registration Statement”) for a primary offering of 100,000 shares minimum and 200,000 shares maximum at a price of U.S. $1.00 per share (the “primary offering”).

R.2 The Company requires the subscription funds from the subscribers to the minimum primary offering to be held in a segregated corporate account until the minimum offering of $100,000 is subscribed for within 90 days of commencement of the primary offering or returned promptly to the subscribers unless extended for an additional 30 days by the subscribers.

R.3 The Company has set up a segregated bank account numbered 00040-001-4505-166 (the “Account”) with the Bank of Montreal, Commercial Banking, Main Floor, First Bank Tower, P.O. Box 49500, 595 Burrard Street, Vancouver, B.C. V7X 1L7 (the “Bank”).

R.4 The Trustee is a Barrister & Solicitor in good standing with and licensed and insured by the Law Society of British Columbia, membership # 5619.

R.5 The Trustee has consented to be the sole signing authority to the Account in order to ensure the subscription funds are released to the Company or returned to the subscribers in accordance with the terms of this Agreement.

NOW THEREFORE in consideration for the mutual covenants contained herein and other good and valuable consideration (the receipt and sufficiency of which is acknowledged), the Parties agree as follows:

1. Recitals R.1 to R.5 are true and correct and form part of this Agreement.

2. The Company has authorized the Trustee to be the sole signing authority to the Account and upon execution of this Agreement by both parties shall attend at the Bank with the Trustee to enable execution of the required banking documents to appoint the Trustee as the sole signing authority.

2.0 Company Requirements

2.1 The Company shall:

(a) file with the Trustee, a copy of its Registration Statement upon acceptance by the SEC;

(b) notify the Trustee at least one business day in advance of the commencement of the primary offering.

(c) deposit a corporate check book for the Account with the Trustee to enable the Trustee to return to the subscribers or release to the Company the subscription funds pursuant to paragraph 3 herein.

(d) deliver to the Trustee, immediately upon receipt, a copy of each subscriber’s check or bank draft for the subscription funds and a copy of the subscriber’s subscription agreement.

3.0 Release of Subscription Funds

3.1 The Company irrevocable directs the Trustee to release the subscription funds as follows:

(a) To the Company upon receipt of a minimum of U.S. $100,000 in subscription funds within 90 days of commencement of the primary offering.

(b) In the event the Company’s minimum offering of 100,000 shares is not sold within 90 days of commencement of the primary offering, the subscription funds shall be returned promptly to the Subscribers in full without interest or deductions unless extended for 30 days by agreement between the Company, the Trustee and the subscribers.

4.0 Remuneration of Trustee

4.1 The Company shall pay the Trustee reasonable remuneration for services provided by the Trustee under this Agreement.

4.2 The Company shall reimburse the Trustee for reasonable disbursements incurred by the Trustee in providing services under this Agreement.

Trustee has no Responsibility after Release

5.1 The Trustee shall have no further responsibility for subscription funds that have been released to the Company or returned to the subscribers in accordance with the terms of this Agreement.

Release, Undertaking not to Sue, and Indemnity

In this section

“Act or Omission” means any good-faith act or omission that is in any way connected with this Agreement, and includes:

the performance, and non-performance of duties under this Agreement;

the exercise of discretion, and failure to exercise discretion, in connection with this Agreement;

the interpretation of this Agreement, or of any law, policy (including the SEC policy), rule, regulation or order; and

the enforcement of, and failure to enforce, this Agreement.

“Trustee” is Joanne McClusky, Barrister & Solicitor.

“SEC” includes the directors, governors, officers, employees, assigns and insurers of the SEC.

6.2 The Subscribers and the Company, jointly and severally,

release, indemnify and save harmless the Trustee from all costs (including legal costs), charges, claims, demands, damages, losses and expenses incurred by the Trustee resulting from the Trustee’s performance, in good faith, of its duties under this Agreement;

agree not to make or bring a claim or demand, or commence any action, against the Trustee in respect of its performance in good faith of its duties under this Agreement; and

agree to indemnify and save harmless the Trustee from all costs (including legal costs) and damages that the Trustee incurs or is required by law to pay as a result of any person’s claim, demand, or action in connection with the Trustee’s good faith performance of the Trustee’s duties under this Agreement.

Responsibility for Furnishing Information

7.1 The Trustee shall bear no responsibility for seeking, obtaining, compiling, preparing or determining the accuracy of, any information or document that must be received by the Trustee as a condition under this Agreement to a release of Subscription Funds from the Account.

Resignation or Termination of Trustee

The Trustee may resign by providing written notice of resignation to the Company.

During the term of this Agreement, the Company may terminate the services of the Trustee under this Agreement by providing written notice of termination provided however that the Trustee’s termination shall not be effective until the appointment of a replacement Trustee who shall be a licensed accountant, lawyer or transfer agent in Canada or the United States.

The resignation or termination of the Trustee shall be effective, and the Trustee shall cease to be bound by this Agreement upon such date as may be mutually agreed to by the Trustee and the Company; provided that the resignation or termination date must not be less than 10 business days before a release date set forth in section 3 and provided that a replacement Trustee has been appointed pursuant to clause 8.2.

The Company’s appointment of a replacement Trustee shall be binding on the Company and the Security Holders.

– Notices

Documents delivered to a Party’s Address for Notice shall be considered to have been received:

on the date of transmission, if delivered by facsimile;

on the date of physical delivery, if delivered by hand or by prepaid courier; or

five business days after the date of mailing, if delivered by mail.

The Address for Notice:

of the Trustee is:
#900 - 525 Seymour Street,
Vancouver, B.C. V6B 3H7

of the Company is:
#908 – 525 Seymour Street
Vancouver, B.C. V6B 3H7

(c) of a Security Holder is the applicable address for Notice on their subscription form when received.

The Company and the Trustee may change their respective Addresses for Notice by delivering written notice to all other Parties of such change.

A change in a Party’s Address for Notice shall not be effective with respect to another Party until that Party has received written notice of the change.

A Party shall not affect a delivery by mail if the Party is aware of an actual or impending disruption of postal services.

Governing Laws

This Agreement shall be construed in accordance with and governed by the laws of the Province of British Columbia and the laws of Canada applicable therein.

Enurement

This Agreement will enure to the benefit of and be binding upon the Parties and their heirs, executors, administrators, successors and permitted assigns.

Entire Agreement

This Agreement constitutes the entire understanding between the Parties with respect to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, between the Parties and there are no warranties, representations or other agreements between the Parties in connection with this Agreement, except as specifically set forth herein.

No amendment or waiver of this Agreement or any part of this Agreement shall be effective unless the amendment or waiver:

is evidenced by a memorandum in writing signed by all Parties;

has been accepted by the SEC; and

No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision (whether similar or not), nor shall any waiver constitute a continuing waiver, unless expressly provided.

Severance of Illegal Provision

Any provision or part of a provision of this Agreement determined by a court of competent jurisdiction to be invalid or unenforceable shall be deemed stricken to the extent necessary to eliminate any invalidity, illegality or unenforceability, and the rest of the Agreement and all other provisions and part thereof shall remain in full force and effect and be binding upon the Parties hereto as though the said illegal and/or unenforceable provision or part thereof had never been included in this Agreement.

Further Assurances

The Parties will execute and deliver and further documents and perform any further acts necessary to carry out the intent of this Agreement.

THE PARTIES HAVE EXECUTED AND DELIVERED this Agreement as of the date and year first above written.

The Corporate Seal of Black Sea Minerals Inc.      )
was affixed in the presence of      )
      )
“Walter Stunder”       )
_____________________________________      )
Walter Stunder – President

The signature of Joanne McClusky       )       “Joanne McClusky”
was affixed in the presence of                )        ___________________________
                        )       Joanne McClusky

“Randall Dang”       )
______________________________________      )
Randy Dang, C.G. A.
Vancouver, British Columbia, Canada